SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	PreliminaryProxy Statement	☐	Confidential, for Use of the commission only (as permitted by Rule 14a-6(e) (2))

☒	DefinitiveProxy Statement

☐	DefinitiveAdditional Materials

☐	SolicitingMaterial Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Carbite Golf Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

CARBITE GOLF INC.
9985 Huennekens Street
San Diego, CA, USA 92121
Telephone: (858) 625-0065

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

TAKE NOTICE that the Annual General and Special Meeting of the Members of CARBITE GOLF INC. (hereinafter called the “Company”) for financial year ended December 31, 2001 will be held at 9985 Huennekens Street, San Diego, California, USA 92121, on Thursday, June 20, 2002 at the hour of 1 o’clock in the afternoon (San Diego time) for the following purposes:

1.	To receive the Report of the Directors;

2.	To receive the financial statements of the Company for its fiscal year ended December 31, 2001 and the report of the Auditors thereon;

3.	To appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration;

4.	To determine the number of directors and to elect directors;

5.
To consider and, if thought advisable, approve an ordinary resolution of disinterested shareholders to adopt the Company’s Stock Option Plan (the “2002 Plan”) as more particularly described in the accompanying Management Proxy Circular;

6.
Upon approval of the ordinary resolution of disinterested shareholders to adopt the Company’s 2002 Plan, to ratify, confirm and approve, by ordinary resolution of disinterested shareholders, the grant of stock options and exercise price thereof to certain directors, officers and employees of the Company granted on April 15, 2002, as more particularly described under the heading “Particulars of Other Matters to be Acted Upon” in the accompanying Management Proxy Circular;

7.	To consider amendments to or variations of any matter identified in this Notice of Meeting; and

8.	To transact such further and other business as may be properly brought before the Meeting or any and all adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Proxy Circular, (ii) a form of proxy and notes thereto and (iii) Annual Report of the Company.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy and deposit it with Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8, Attention: Proxy Department, not later than 1 o’clock in the afternoon (Vancouver time) on Tuesday, June 18, 2002 or not less than 48 hours (excluding Saturdays, Sundays and holidays) prior to any adjournment of the Meeting.

If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary.

DATED at San Diego, California, U.S.A. this 13th day of May 2002.

BY ORDER OF THE BOARD OF DIRECTORS

“Ballard F. Smith”

BALLARD F. SMITH
Director

CARBITE GOLF INC.
9985 Huennekens Street
San Diego, California, U.S.A. 92121

Telephone: (858) 625-0065

MANAGEMENT PROXY CIRCULAR
Information as at May 13, 2002

This Management Proxy Circular is furnished in connection with the solicitation of proxies by the management of Carbite Golf Inc. (referred to in this Management Proxy Circular as “Carbite”, “Corporation” or “Company”) for use at the annual general and special meeting (the “Meeting”) of its shareholders to be held on June 20, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Meeting.

GENERAL PROXY INFORMATION

Who Can Vote

Carbite has an authorized capital of an unlimited number of common shares without par value. As of May 13, 2002, we had outstanding 7,074,751 Common shares. Persons who on May 13, 2002 are recorded on our share register as holders of our Common shares can vote at the Meeting. Each Common share has the right to one vote.

To the knowledge of our directors and senior officers of Carbite, the following are the only persons/company who beneficially own, as at May 13, 2002, directly or indirectly, or exercise control or direction over, voting securities carrying more than 10% of the voting rights attached to all outstanding shares of Carbite.

Name	Number of Voting Securities	Percentage

CDS Inc.(1)	2,499,826 common shares(1)	35.33%
CEDE & Co.(1)	1,309,879 common shares(1)	18.51%
Chester Shira	1,038,418 common shares	14.67%

(1)
These registered shareholders are brokerage clearing houses. Management is unaware of the beneficial ownership of the shares registered in their names, although certain of these figures may include shares of management held in either of these brokerage houses.

How You Can Vote

If you are a registered shareholder (your Common shares are held in your name) you may vote your Common shares either by attending the Meeting in person or, if you do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this Management Proxy Circular.

If you are an unregistered shareholder (your Common shares are held in “street name” because they are registered in the name of a stockbroker or financial intermediary), you must follow special procedures if you wish to vote at the Meeting. To vote in person at the Meeting, as an unregistered shareholder you must insert your name in the space provided in the proxy for the appointment of a person, other than the persons named in the proxy, as proxyholder. If you do not plan to attend the Meeting, you can vote as an unregistered shareholder by proxy by following the instructions included in the proxy provided to you by your stockbroker or financial intermediary. In either case, the proxy must be delivered in the manner described in this Management Proxy Circular or as instructed by your stockbroker or financial intermediary. If you are unsure as to how to follow these procedures, please contact your stockbroker. If you are an unregistered shareholder and attend the Meeting without following these special procedures, you will not be entitled to vote at the Meeting.

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of Carbite. All costs of this solicitation will be borne by Carbite.

Appointment and Revocation of Proxies

The persons named in the accompanying form of proxy are Stanley Sopczyk, Chief Executive Officer of Carbite and Chester Shira, a Director of Carbite. You may also appoint some other person (who need not be a shareholder of Carbite) to represent you at the Meeting either by inserting such other person’s name in the blank space provided in the form of proxy or by completing another suitable form of proxy. A proxy will not be valid unless the completed form of proxy is delivered to the office of Pacific Corporate Trust Company by fax (604) 689-8144, by mail or by hand at 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8.

You can revoke your proxy by

•	providing a written notice of revocation to Pacific Corporate Trust Company before the end of business on June 18, 2002,

•
providing a written notice of revocation to Carbite at its British Columbia extra provincial registered office which is located at Suite 1500, 1055 West Georgia Street, P.O. Box 11117, Vancouver, British Columbia, V6E 4N7, before the end of business on June 18, 2002,

•	advising the chairman of the annual general and special meeting that you are voting in person at the Meeting, or

•	any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on

•	each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors,

•	any amendment to or variation of any matter identified in the proxy, and

•	any other matter that properly comes before the Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Management Proxy Circular, management of Carbite knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting each nominee intends to vote thereon in accordance with the nominee’s best judgment.

Votes Necessary to Pass Resolutions

Carbite’s by-laws provide that a quorum for the transaction of business at any shareholders’ meeting is, irrespective of the number of persons actually present at the meeting, the holder or holders of five percent (5%) of the shares entitled to vote at the meeting are present in person or represented by proxy. A simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. If there are more nominees for election as directors or appointment as Carbite’s auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filed. If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

ELECTION OF DIRECTORS

The Articles and By-law No. 1 of Carbite provide that the number of directors of Carbite if a distributing corporation, as defined in the Business Corporations Act (Yukon) shall be a minimum of three (3) and a maximum of fifteen (15) and upon becoming a non-distributing corporation, the minimum number of directors will not be less than one (1), and not more than seven (7). The term of office of each of the current directors will end at the conclusion of the Meeting. Each director elected will hold office until the conclusion of the next annual meeting of Carbite at which a director is elected, unless the director’s office is earlier vacated in accordance with By-law No. 1 of Carbite or the provisions of the Business Corporations Act (Yukon).

The following table sets out the names of management’s seven (7) nominees for election as directors, all offices in Carbite each now holds, each nominee’s country of residence and principal occupation, business or employment, the period of time during which each has been a director of Carbite and the number of shares of Carbite beneficially owned by each, directly or indirectly, or over which each exercised control or direction, as at May 13, 2002.

Name, Position and Country of Residence	Occupation, Business or Employment(1)	Period a Director of Carbite	Shares Beneficially Owned or Controlled(1)

Ballard F. Smith(8) Officer and Director McCall, Idaho, U.S.A.	Officer of Carbite; Private Investor; President, San Diego Padres, 1979 to 1987; former Director of McDonalds Corporation.	Since February 16, 2000	564,868	(2)

Chester Shira Officer and Director San Diego, California, U.S.A.	Director of Research and Development, Carbite	Since June 16, 1997	1,098,418	(3)

David Nairne(8) Director West Vancouver, British Columbia Canada	1995 to present, President, Cedaridge Development	Since March 12, 1996	79,892	(4)

William P. Wilson Director Mount Kisco, New York, U.S.A.	Presently Retired; 1975 to 1998, President of Butterick Company	Since January 22, 2001	180,987	(5)

Russell Lewis(8) Director San Diego, California, U.S.A.	President and CEO Rhino Linings	Since December 14, 2001	800,000	(6)

Stanley R. Sopczyk Officer Nominee Director Carlsbad, California, U.S.A.	CEO, Carbite Golf Inc. since 05/09/02	Nominee	50,000	(7)

Ronald Baker Nominee Director Bonita, California, U.S.A.	President and Owner, Ron Baker Chevrolet	Nominee	25,000

(1)
The information as to principal occupation, business or employment, other than with Carbite, and shares beneficially owned or controlled is not within the knowledge of the management of Carbite and has been furnished by the respective nominees.

(2)
Includes 395,526 shares held by BCS Properties Ltd., a partnership of which Mr. Smith is a principal; 49,342 shares which BCS Properties Ltd. has the right to acquire upon the exercise of stock warrants, all of which were exercisable as of May 13, 2002, and 120,000 shares which Mr. Smith has the right to acquire upon exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(3)	Includes 60,000 shares which Mr. Shira has the right to acquire upon exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(4)	Includes 20,000 shares which Mr. Nairne has the right to acquire upon exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(5)
Includes 16,447 shares which Mr. Wilson has the right to acquire upon the exercise of stock warrants, all of which were exercisable as of May 13, 2002 and 100,000 shares which Mr. Wilson has the right to acquire upon the exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(6)	Includes 100,000 shares which Mr. Lewis has the right to acquire upon the exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(7)	Includes 50,000 shares which Mr. Sopczyk has the right to acquire upon the exercise of outstanding options, all of which were exercisable as of May 13, 2002.

(8)	Denotes member of the Audit Committee.

As at May 13, 2002, the directors and officers of Carbite hold an aggregate of 2,274,165 shares and 361,280 options (post-consolidated) to purchase shares. As at May 13, 2002, the nominee directors of Carbite hold an aggregate of 75,000 shares and Stanley Sopczyk, a nominee director of Carbite, holds 11,250 options (post-consolidated) to purchase shares. See “Particulars of Other Matters to be Acted Upon” with respect to Carbite’s grant of stock options on April 15, 2002.

Carbite does not have an Executive Committee of its directors. Carbite is required to have an Audit Committee and the current members of that committee are Ballard F. Smith, David Nairne and Russell Lewis.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended December 31, 2001, together with the Auditor’s Report (the “Financial Statements”) are included in the Annual Report accompanying this Management Proxy Circular and the Annual Report, Notice of Meeting, Management Proxy Circular and Proxy will also be available from the Company’s Registrar and Transfer Agent, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada. Shareholders may also request copies of Carbite’s Form 10-KSB as filed with the SEC by contacting Carbite’s Investor Relations Department at 9985 Huennekens Street, San Diego, California, U.S.A. at telephone (858) 625-0065.

APPOINTMENT OF AUDITOR

KPMG LLP, Chartered Accountants, of 32575 Simon Avenue, Abbotsford, British Columbia, V2T 4W6, will be nominated at the Meeting for reappointment as auditor of Carbite.

EXECUTIVE COMPENSATION

General

Carbite has six executive officers (comprised of persons who are the Chair of Carbite, CEO, Executive Vice-President, Director of Research and Development, Vice-President, Operations and Vice-President, Engineering).

For the purposes of this Management Proxy Circular, Form 41 of the Securities Act (British Columbia) herewith definitions of the following:

“CEO”	of the Company means an individual who served as Chief Executive Officer of the Company or acted in a similar capacity during the most recently completed financial year;

“equity security”	means securities of the Company that carry a residual right to participate in earnings of the Company and, upon liquidation or winding up of the Company, its assets;

“executive officer”	of the Company for the financial year, means an individual who at any time during the year was,

(a)	the chair of the Company, if that individual performed the functions of the office on a full-time basis;

(b)	a vice-chair of the Company, if that individual performed the functions of the office on a full-time basis;

(c)	the president of the Company;

(d)	a vice-president of the Company in charge of a principal business unit, division or function such as sales, finance or production, or

(e)	an officer of the Company or any of its subsidiaries or any other person who performed a policy-making function in respect of the Company;

“Named Executive Officers” mean,

(a)	each CEO, despite the amount of compensation of that individual;

(b)
each of the Company’s four most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the most recently completed financial year, provided that disclosure is not required for an executive officer whose total salary and bonus, as determined, does not exceed $100,000; and

(c)
any additional individual for whom disclosure would have been provided under (b) above, but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year end.

“Long Term Incentive Plan Awards” (“LTIP’s”) means “any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one financial year or an affiliate, or the performance is measured by reference to financial performance of the Company or an affiliate, or the price of the Company’s shares but does not include option or stock appreciation rights plans or plans for compensation through restricted shares or units”. Carbite has not granted any LTIP’s during the financial year ended December 31, 2001.

“Stock Appreciation Rights” (“SAR’s”) means a right, granted by an issuer or any of its subsidiaries as compensation for services rendered or otherwise in connection with office or employment, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of the Company’s shares. No SAR’s were granted to or exercised by the Named Executive Officers or directors during the financial year ended December 31, 2001.

SUMMARY COMPENSATION TABLE

The following table contains a summary of the compensation paid to, or earned by, Carbite’s current Chairman of the Board, President and Chief Executive Officers, and the executive officers of Carbite who received in their capacity as officers of Carbite and any of its subsidiaries, in excess of Cdn$100,000 (collectively, the “Named Executive Officers”) for each of Carbite’s three most recently completed financial years ended December 31, 2001, 2000 and 1999. All currency figures under the heading “Summary Compensation Table” are in United States dollars.

(“Named Executive Officer”) is set out in the summary compensation table below:

NB:	All dollar figures referenced in this Management Proxy Circular are in United States funds, unless otherwise stipulated.

		ANNUAL COMPENSATION (U.S. DOLLAR)			LONG TERM COMPENSATION

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Options Granted (#)	Long Term Incentive Plan Payouts ($)	All Other Compensation ($)

Ballard Smith(1) Chairman of the Board	2001 2000 1999	$Nil $Nil $N/A	$Nil $Nil $N/A	Nil Nil N/A	Nil 80,000 Nil	Nil Nil N/A	Nil Nil N/A

Chester Shira Director, Research and Development and former Chairman of the Board	2001 2000 1999	$111,797(2) $140,000(2) $140,000(2)	$Nil $Nil $25,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$20,330(2) $64,473(2) $174,367(2)

Michael Spacciapolli Former President	2001 2000 1999	$Nil $140,799 $150,000	$Nil Nil $12,500	Nil Nil Nil	Nil Nil 517,500(3)	Nil Nil Nil	Nil Nil Nil

John Pierandozzi(4) President	2001 2000 1999	$127,659(4) $97,156(4) $Nil	Nil Nil Nil	Nil Nil Nil	Nil 500,000 50,000	Nil Nil Nil	Nil Nil Nil

Andrew W. Robertson(5) Executive Vice- President	2001 2000 1999	$107,692 $71,076 $Nil	Nil Nil Nil	Nil Nil Nil	Nil 300,000 Nil	Nil Nil Nil	Nil Nil Nil

(1)	Ballard Smith was appointed Chairman of the Board of Carbite on June 14, 2001.

(2)	Represents royalties paid to Mr. Shira pursuant to a Royalty Agreement dated March 1, 1993 between Carbite and Mr.

(3)
Shira and pursuant to an arrangement with Carbite whereby he received 1/3 of certain royalties received from KZ Golf. See Heading “Additional Information and subheading “Interest of Insiders in Material Transactions” to this Management Proxy Circular (3) Under the terms of stock option agreements between Mr. Spacciapolli and Carbite dated March 23, 1999, March 26, 1999 and November 3, 1998, Mr. Spacciapolli had thirty (30) days in which to exercise his stock options from the date of his resignation on December 10, 2000. Mr. Spacciapolli did not exercise any of his stock options, and his stock options have expired. M r. Spacciapolli was also granted options to purchase 607,000 common shares of Carbite at Cdn.$0.01 per share expiring March 1, 2003 pursuant to the Agreement and Plan of Merger dated June 6, 1996 entered into by and among Carbite, Inc., Carbite and Carbite Acquisition Corp., pursuant to the merger, are in effect up to and including March 1, 2003.

(4)
Mr. Pierandozzi was named President and CEO of Carbite on May 24, 2000. He stepped down as CEO on May 9, 2002, but retained the title of President. See Heading “Termination of Employment, Change in Responsibilities and Employment Contracts” below for a detailed description of Mr. Pierandozzi’s Employment Agreement.

(5)
Andrew W., Robertson was appointed Executive Vice-President of Carbite on May 24, 2000. Mr. Robertson was granted a total of 300,000 incentive stock options on August 15, 2000. Please refer to Heading “Termination of Employment, Change in Responsibilities and Employment Contracts” below for a detailed description of Mr. Robertson’s Employment Agreement.

(*)
The compensation described in this table does not include certain perks and other personal benefits received by the Named Executive Officers, the value of which does not exceed the lesser of $50,000 or 10% of the Named Executive Officers’ total annual salary and bonus.

(NB):	All dollar figures referenced in this Management Proxy Circular are in United States funds, unless otherwise stipulated.

The total aggregate remuneration paid by Carbite and its subsidiaries to the directors and senior officers as a group, excluding the Named Executive Officers, during the financial year ended December 31, 2001 was US$200,000.

Cash

Other than as disclosed in the summary table above-described, Carbite’s Executive Officers were not paid, directly or indirectly, cash compensation in excess of $100,000 (Cdn. funds) for the year ended December 31, 2001 (including salaries, fees, directors’ fees, bonuses and commissions, and any other compensation).

Long-Term Incentive Plan

Carbite does not presently have a long-term incentive plan for its Named Executive Officers. In 2001, Carbite did not have any pension plans, stock option purchase plans or any other arrangements whereby compensation is paid, directly or indirectly, to its insiders, directors, executive officers or employees, however, a 401(K) plan was established effective February 1, 2000.

Stock Option Grants

There were no stock options granted to the Named Executive Officers of Carbite during the financial year ended December 31, 2001. All stock options are for Common Shares of Carbite. No stock appreciation rights (“SARs”) are outstanding, and it is currently intended that none be issued. All currency figures under the heading “Stock Option Grants” are in Canadian dollars.

OPTIONS/SAR GRANTS TO NAMED EXECUTIVE OFFICERS DURING THE MOST
RECENTLY COMPLETED FINANCIAL YEAR (DECEMBER 31, 2001)

There were no Options/SAR granted to the Named Executive Officers of Carbite during the financial year ended December 31, 2001. However, the TSX Venture Exchange approved, under cover of their letter dated April 9, 2001, the following grants of options to the following Named Executive Officers. The options were granted on August 15, 2000, and are in post-consolidated numbers.

Name	Securities Under Options / SARs Granted (#)	% of Total Options / SARs Granted to Employees in Financial Year	Exercise or Base Price (Cdn.$/Security)	Market Value Of Securities Underlying Options / SARs on Date of Grant (Cdn.$ / Security)	Expiration Date

Ballard Smith	20,000	8%	$1.68	$1.20	15-Aug – 2007
John Pierandozzi	125,000	49%	$1.68	$1.20	15-Aug – 2007
Andrew Robertson	75,000	29%	$1.68	$1.20	15-Aug – 2007
TOTAL	220,000

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

There were no exercises of stock options by the Named Executive Officers of Carbite during the financial year ended December 31, 2001 and there are no SARs outstanding.

None of the options held by the Named Executive Officers were repriced downward during the financial year ended December 31, 2001, except as set out in this Management Proxy Circular under the Heading below entitled “Table of Options and SAR Repricings to Named Executive Officers, Senior Officers and Directors who are Not Named Executive Officers and Employees of Carbite”.

TABLE OF OPTIONS AND SAR REPRICINGS.

Please refer to the table set out below as to the repricing of stock options to Carbite’s Named Executive Officers.

OPTIONS OUTSTANDING IN FAVOUR OF DIRECTORS WHO ARE NOT NAMED
EXECUTIVE OFFICERS AS AT DECEMBER 31, 2001

Options outstanding in favour of Directors who are not the Named Executive Officer as at December 31,

2001 are set out as follows, in post-consolidated numbers:

Name	Securities Under Options / SARs Granted (#)	% of Total Options / SARs Granted to Employees in Financial Year	Exercise or Base Price (Cdn.$ / Security)	Market Value of Securities Underlying Options / SARs On Date Of Grant (Cdn.$ / Security)	Expiration Date

David Nairne	5,000	14.8%	$1.68	$2.40	Nov.3/03
	15,000	5.8%	$1.48	$1.80	Apr.18/05
David Williams	20,000	7.8%	$1.48	$1.80	Apr.18/05
TOTAL	40,000

OPTIONS EXERCISED IN FAVOUR OF DIRECTORS WHO ARE NOT NAMED
EXECUTIVE OFFICERS AS AT DECEMBER 31, 2001

There were no options exercised by Directors of Carbite who are not Named Executive Officers of Carbite at financial year ended December 31, 2001.

TABLE OF OPTIONS AND SAR REPRICINGS TO NAMED EXECUTIVE OFFICERS, SENIOR
OFFICERS, DIRECTORS WHO ARE NOT NAMED EXECUTIVE OFFICERS AND
EMPLOYEES OF CARBITE

No stock options were repriced during Carbite’s financial year ended December 31, 2001.other than the following outstanding stock options at December 31, 2001 that were repriced effective August 15, 2000 and received TSX approval under cover of the TSX’ letter dated April 12, 2001. All repriced stock options are stated in pre-consolidated numbers.

NAMED EXECUTIVE OFFICERS

Name	Date of Repricing (M/D/Y)	Securities Under Options/SARs Repriced or Amended(#)	Market Price of Securities at Time of Repricing or Amendment (Cdn.$/Security)	Exercise Price at time of Repricing or Amendment (Cdn.$/Security)	New Exercise Price (Cdn.$ / Security)	Length of Original Option Term Remaining at Date of Repricing or Amendment (M/D/Y)

Chester Shira	08/15/00	41,155	$1.20	$2.40	$1.68	10/01/02
	08/15/00	18,750	$1.20	$2.40	$1.68	11/03/03
John Pierandozzi	08/15/00	12,500	$2.80	$2.40	$1.68	12/31/04
Andrew Robertson	08/15/00	12,500	$1.20	$2.40	$1.68	06/24/04
	08/15/00	125	$1.20	$2.40	$1.68	10/01/02
	08/15/00	2,500	$1.20	$2.40	$1.68	11/03/03
TOTAL		87,530

SENIOR OFFICERS

Name	Date of Repricing (M/D/Y)	Securities Under Options/SARs Repriced or Amended(#)	Market Price of Securities at Time of Repricing or Amendment (Cdn.$/Security)	Exercise Price at time of Repricing or Amendment (Cdn.$/Security)	New Exercise Price (Cdn.$ /Security)	Length of Original Option Term Remaining at Date of Repricing or Amendment (M/D/Y)

Stanley Sopczyk	08/15/00	7,500	$1.20	$2.40	$1.68	11/03/03
	08/15/00	3,750	$2.80	$2.40	$1.68	12/31/04
Joseph Sery	08/15/00	7,500	$1.20	$2.40	$1.68	11/03/03
	08/15/00	3,750	$2.80	$2.40	$1.68	12/31/04
	08/15/00	2.500	$1.20	$2.40	$1.68	10/01/02
TOTAL		25,000

DIRECTORS WHO ARE NOT NAMED EXECUTIVE OFFICERS

Name	Date of Repricing (M/D/Y)	Securities Under Options/SARs Repriced or Amended(#)	Market Price of Securities at Time of Repricing or Amendment (Cdn.$/Security)	Exercise Price at time of Repricing or Amendment (Cdn.$/Security)	New Exercise Price (Cdn.$ /Security)	Length of Original Option Term Remaining at Date of Repricing or Amendment (M/D/Y)

David Nairne	08/15/00	5,000	$1.20	$2.40	$1.68	11/03/03
	08/15/00	15,000	$1.48	$1.80	$1.68	04/18/05
	08/15/00	20,000	$1.48	$1.80	$1.68	04/18/05
TOTAL		40,000

EMPLOYEES

Name	Date of Repricing (M/D/Y)	Securities Under Options/SARs Repriced or Amended(#)	Market Price of Securities at Time of Repricing or Amendment (Cdn.$/Security)	Exercise Price at time of Repricing or Amendment (Cdn.$/Security)	New Exercise Price (Cdn.$ /Security)	Length of Original Option Term Remaining at Date of Repricing or Amendment (M/D/Y)

Stephen Sacks	08/15/00	7,500	$1.20	$2.40	$1.68	11/03/03
	08/15/00	1,250	$1.20	$2.40	$1.68	10/01/02
	08/15/00	1,250	$2.80	$2.40	$1.68	12/31/04
Charles Barnhardt	08/15/00	2,500	$1.20	$2.40	$1.68	11/03/03
	08/15/00	1,250	$1.20	$2.40	$1.68	10/01/02
Stephen Wilson	08/15/00	3,750	$1.20	$2.40	$1.68	11/03/03
	08/15/00	1,875	$1.20	$2.40	$1.68	10/01/02
David Gast	08/15/00	3,750	$1.20	$2.40	$1.68	11/03/03
	08/15/00	2,500	$2.80	$2.40	$1.68	12/31/04
Eric Zack	08/15/00	2,500	$1.20	$2.40	$1.68	10/01/02
	08/15/00	875	$1.20	$2.40	$1.68	11/03/03
	08/15/00	2,500	$2.80	$2.40	$1.68	12/31/04
Paul Romano	08/15/00	2,500	$1.20	$2.40	$1.68	10/01/02
	08/15/00	875	$1.20	$2.40	$1.68	11/03/03
	08/15/00	2,500	$2.80	$2.40	$1.68	12/31/04
Mark Whritner	08/15/00	1,250	$1.20	$2.40	$1.68	10/01/02
	08/15/00	875	$1.20	$2.40	$1.68	11/03/03
	08/15/00	1,250	$2.80	$2.40	$1.68	12/31/04
Leona Jameson	08/15/00	625	$1.20	$2.40	$1.68	10/01/02
Linda Dodd	08/15/00	625	$1.20	$2.40	$1.68	10/01/02
	08/15/00	250	$1.20	$2.40	$1.68	11/03/03
Shawn Stewart	08/15/00	875	$1.20	$2.40	$1.68	11/03/03
	08/15/00	1,250	$2.80	$2.40	$1.68	12/31/04

Name	Date of Repricing (M/D/Y)	Securities Under Options/SARs Repriced or Amended(#)	Market Price of Securities at Time of Repricing or Amendment (Cdn.$/Security)	Exercise Price at time of Repricing or Amendment (Cdn.$/Security)	New Exercise Price (Cdn.$ /Security)	Length of Original Option Term Remaining at Date of Repricing or Amendment (M/D/Y)

Adelpho Bahena	08/15/00	500	$1.20	$2.40	$1.68	10/01/02
Juan Rodriguez	08/15/00	500	$1.20	$2.40	$1.68	10/01/02
Dick Caverly	08/15/00	125	$1.20	$2.40	$1.68	10/01/02
Jim Quinn	08/15/00	125	$1.20	$2.40	$1.68	10/01/02
David Biddle	08/15/00	2,500	$2.80	$2.40	$1.68	12/31/04
Larry Walt	08/15/00	125	$1.20	$2.40	$1.68	10/01/02
TOTAL		48,250

It is proposed at the Meeting that the Shareholders of Carbite ratify and approve a stock option plan adopted by Carbite on January 26, 2002. If Shareholders approve the stock option plan, it is anticipated that all existing stock options as disclosed above, will be exchanged and/or cancelled in favour of new grants of options pursuant to the stock option plan. Details of the stock option plan are set forth below under “Particulars of Other Matters to be Acted Upon” in this Management Proxy Circular.

At the date of this Management Proxy Circular, the following is a summary of outstanding stock options in post-consolidated numbers:

	Date of Grant of Options M/D/Y	Total Number of Options Outstanding	Exercise Price (Cdn$)	Expiry Date of Options M/D/Y

Director and Employee Options	10/01/97	57,030	$1.68	10/01/02
Director and Employee Options	11/03/98	62,500	$1.68	11/03/03
Director Options	06/25/99	12,500	$1.68	06/25/04
Employee Options	12/31/99	33,750	$1.68	12/31/04
Director Options	04/18/00	35,000	$1.48	04/18/05
Director and Employee Options	08/15/00	220,000	$1.68	08/15/05
TOTAL		420,780

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND
EMPLOYMENT CONTRACTS

During 2001, Carbite had Employment Agreements with three Senior Managers — Stanley Sopczyk, V.P., Operations, a one year agreement at salary of $100,000 for the period July 1, 2001 through June 30, 2002; Andrew W. Robertson, Executive Vice-President, a sixteen month agreement for the period August 15, 2000 through December 31, 2001 at an annual salary of $90,000 which increased to $110,000 at February 15, 2001; and John Pierandozzi, President and CEO, a sixteen month agreement for the period August 15, 2000 through December 31, 2001 at an annual salary of $110,000 which was later increased by the Board of Directors to $125,000 per year retroactive to the start date of the agreement, but to be paid only if the cash resources of Carbite were adequate.

In January, 2002, Carbite entered into new agreements with Messrs. Pierandozzi and Robertson, each for one year terms January 1, 2002 through December 31 2002, at salaries of $125,000 and $110,000 respectively. On April 23, 2002, Mr. Robertson resigned effective August 1, 2002. Mr. Pierandozzi’s contract provides for automatic renewal for additional one year periods unless Carbite gives notice of non-renewal within 60 days of the end of the term. If Carbite elects not to renew, he is entitled to severance in the form of compensation for six months. If Carbite merges or enters into any transaction that causes a change of control, the term is extended for an additional two (2) years. Following a Board Meeting on May 10, 2002, John Pierandozzi stepped down as CEO and Stanley Sopczyk, Vice President of Operations, was named interim CEO. Mr. Pierandozzi will retain the title of President.

On April 24, 2002, Carbite agreed with Fuzzy Zoeller Productions to terminate its Endorsement Agreement for the services of Pro Golfer Fuzzy Zoeller effective May 1, 2002.

On May 13, 2002, David Williams resigned as a director of Carbite.

Other than as described above, Carbite has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of Carbite or in the event of a change in responsibilities following a change of control of Carbite other than as disclosed in the employment contracts of Stanley Sopczyk, John Pierandozzi and Andrew Robertson.

COMPENSATION OF DIRECTORS

Carbite reimburses directors for expenses in connection with attending Board and Committee meetings, but does not pay them for serving as Directors.

MANAGEMENT CONTRACTS

As at Record Date, May 13, 2002, there exist contracts with Stanley Sopczyk, John Pierandozzi and Andrew Robertson, as described under Heading “Termination of Employment, Change in Responsibilities and Employment Contracts” above.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

Except as set forth in this Management Proxy Circular, no Director or Senior Officer or Nominee for election as a Director of Carbite, or associate or affiliate of any such Director, Senior Officer or proposed nominee, has been indebted to Carbite at any time since the beginning of the last completed fiscal year of Carbite.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

Carbite has a Compensation Committee comprised of the following directors: David Nairne, Russell Lewis and Ballard Smith. None of the members of the Compensation Committee is or have been an executive officer or employee of Carbite or any of its subsidiaries or affiliates.

Report

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to Carbite as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters. During 2001, the Compensation Committee met two times.

ADDITIONAL INFORMATION

Indebtedness of Directors, Executive Officers and Senior Officers

None of the directors, executive officers or senior officers of Carbite or any subsidiary thereof, or any associate or affiliate of any of them, is or has been indebted to Carbite.

Interest of Insiders in Material Transactions

Royalty Agreement

Pursuant to a Royalty Agreement dated March 1, 1993, Carbite pays royalties to Chester S. Shira, a Director of Carbite and also the Director of Research and Development. The Royalty Agreement provides for a royalty of $0.50 per club on clubs employing any of the inventions set forth in the four patents assigned to Carbite by Mr. Shira in March, 1993. The term of the Agreement is coextensive with the life of each of the four patents. All royalty payments are current. For 2001 and 2000, Carbite paid Mr. Shira a total of $20,330 and $64,473 in connection with the 1993 Royalty Agreement.

Carbite also paid Mr. Shira royalties in connection with licenses of other patents owned by Carbite to certain third parties. In 2001, Carbite paid Mr. Shira $11,300 as one-third of all royalties Carbite received in 2001 from KZ Golf in connection with Carbite’s License Agreement with KZ Golf dated October 28, 1998.

To the knowledge of management of Carbite, no insider or nominee for election as a director of Carbite, or associate or affiliate of such person, had any material interest, direct or indirect, in any transaction during the year ended December 31, 2001, or has any material interest in any proposed transaction in the current year except as disclosed herein.

Interest of Certain Persons in Matters to be Acted Upon

To the knowledge of management of Carbite, no insider or nominee for election as a director of Carbite, or associate or affiliate of such person, by way of beneficial ownership of securities or otherwise, has any interest in any material transaction to be acted upon other than the election of directors and the appointment of an auditor.

OTHER MATTERS

Share Consolidation

Pursuant to a Special Resolution passed by the Shareholders on June 14, 2001, Carbite consolidated its capital on a 4 old for 1 new basis and subsequently increased its authorized capital.

Continuation out of the Province of British Columbia into the Yukon Territory

Subsequent to the passing of the Special Resolution to consolidate the issued and outstanding and authorized share capital of Carbite, and the subsequent increase to the post-consolidated authorized share capital of Carbite, pursuant to a Special Resolution passed by the Shareholders on June 14, 2001, effective October 22, 2001, Carbite continued under the jurisdiction of the Yukon Territory, and effective November 6, 2001, the Office of the Registrar of Companies removed Carbite for continuation out of the Province of British Columbia into the Yukon Territory. Carbite continues to list its shares under the TSX as a Tier 1 Issuer. Carbite’s primary jurisdiction is the Yukon Territory; however, Carbite’s reporting jurisdiction under Canadian securities law is with the British Columbia Securities Commission. Carbite is also a reporting issuer in the Provinces of Alberta and Ontario, Canada.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Adoption of a New Stock Option Plan

To incentivize directors, officers, employees and consultants of Carbite and/or its subsidiaries, the Board of Directors of Carbite adopted a stock option plan as a key element of its incentive package to directors, officers, employees and consultants of Carbite. Management of Carbite anticipates granting a significant number of options to its new senior officers and employees under the new plan as a means of incentive.

Management has recommended the adoption of a new stock option Plan (the “2002 Plan”) with effective date January 26, 2002, for the reservation of up to a grant of up to a total of 1,407,876 stock options to Carbite’s directors/officers and/or employees and consultants (“Eligible Optionees”). At the date of this Management Proxy Circular a total of 933,500 share incentive options are outstanding, representing 13.19% of the issued and outstanding share capital of Carbite at Record Date. Upon receiving Shareholder approval and regulatory approval to the 2002 Plan, the current 420,780 stock options as referred to herein, will be exchanged and/or cancelled, and the below described stock options will replace the cancelled options. All Optionees having options outside of the 2002 Plan will consent to the exchange and/or cancellation or, the number of shares reserved for issuance under the 2002 Plan will be adjusted such that at any time will there be no more than 20% of the total issued and outstanding securities of Carbite granted under option. It is anticipated, and Management has reasonable belief that all current Optionees will agree to the exchange and/or cancellation of their options in favour of options under the 2002 Plan. The new stock options to be placed under the 2002 Stock Option Plan will have an effective date of grant of April 15, 2002, and all at an exercise price of $0.40 per share, set out as follows:

Name of Optionee	Insider Y/N	No. of Options Granted	Exercise Price of Options Cdn.$	Date of Grant M/D/Y	Expiry Date of Options M/D/Y

Adelpho Bahena	N	1,000	$0.40	04/15/02	04/15/05
Charles Barnhardt	N	10,000	$0.40	04/15/02	04/15/05
David Biddle	N	5,000	$0.40	04/15/02	04/15/05

Name of Optionee	Insider Y/N	No. of Options Granted	Exercise Price of Options Cdn.$	Date of Grant M/D/Y	Expiry Date of Options M/D/Y

Dick Caverly	N	500	$0.40	04/15/02	04/15/05
Linda Dodd	N	5,000	$0.40	04/15/02	04/15/05
Leona Jameson	N	5,000	$0.40	04/15/02	04/15/05
Russell Lewis	Y	100,000	$0.40	04/15/02	04/15/05
David Nairne	Y	20,000	$0.40	04/15/02	04/15/05
John Pierandozzi	Y	200,000	$0.40	04/15/02	04/15/05
Jim Quinn	N	500	$0.40	04/15/02	04/15/05
Andrew Robertson	Y	100,000	$0.40	04/15/02	04/15/05
Juan Carlos-Rodriguez	N	1,000	$0.40	04/15/02	04/15/05
Paul Romano	N	5,000	$0.40	04/15/02	04/15/05
Steve Sacks	N	25,000	$0.40	04/15/02	04/15/05
Chester Shira	Y	60,000	$0.40	04/15/02	04/15/05
Ballard Smith	Y	120,000	$0.40	04/15/02	04/15/05
Stanley Sopcyzk	Y	50,000	$0.40	04/15/02	04/15/02
Shawn Stewart	N	5,000	$0.40	04/15/02	04/15/05
Larry Walt	N	500	$0.40	04/15/02	04/15/05
Mark Whritner	N	5,000	$0.40	04/15/02	04/15/05
David Williams	Y	100,000	$0.40	04/15/02	04/15/05
Bill Wilson	Y	100,000	$0.40	04/15/02	04/15/05
Stephen Wilson	N	5,000	$0.40	04/15/02	04/15/05
Eric Zack	N	10,000	$0.40	04/15/02	04/15/05
TOTAL		933,500

Eligible Optionees

Under the policies of the TSX to be eligible for the issuance of a stock option under the 2002 Plan an Optionee must either be a director, officer, employee, consultant or an employee of a company providing management or other services to the Company or its subsidiary at the time the option is granted.

Options may be granted only to an individual or to a company that is wholly-owned by individuals eligible for an option grant. If the option is granted to a company, the company must provide the TSX with an undertaking that it will not permit any transfer of its shares, nor issue further shares, to any other individual or entity as long as the incentive stock option remains in effect without the consent of the TSX.

Material Terms of the 2002 Plan

The following is a summary of the material terms of the 2002 Plan:

(a)	all options granted under the 2002 Plan are non-assignable and non-transferrable and will have a term of up to 5 years;

(b)
if an Optionee ceases to consult or to be employed by the Company or ceases to act as a director or officer of the Company or a subsidiary of the Company, any option held by such Optionee may not be exercised after the date such Optionee ceases to act as an employee, consultant, officer or director, as the case may be, except in the case of an employee, officer or director who retires, or becomes totally disabled, in which case there will be a 30 day period within which to exercise the option; and

(c)
the minimum exercise price of an option granted under the 2002 Plan must not be less than the closing price for the Company common shares as traded on the TSX on the last trading day before the date that the option is granted;

(d)	the vesting periods for an option granted pursuant to the 2002 Plan will be determined at the discretion of the Board at the time of grant;

(e)	if an “accelerated vesting event” occurs, any outstanding option may be exercised at any time before its expiry. An accelerated vesting event occurs when,

(i)	a party makes a takeover bid that could result in that party acquiring at least 75% of the Corporation’s voting shares,

(ii)	any person or persons acting in concert acquire at least 75% of the Corporation’s voting shares,

(iii)	a party purchases all or substantially all of the Corporation’s assets, or

(iv)	the Company participates in a business combination that results in the Corporation’s shareholders owning 75% or less of the voting shares of the combined entity;

(f)
the number of shares subject to an option, the exercise price per share and the total number of shares that may be subject to option or issued under the 2002 Plan will be adjusted in the event of any subdivision or consolidation of shares or any dividend payable in shares and in the event of certain other reorganizations or other events affecting the shares, as determined by the directors;

(g)	if the 2002 Plan receives disinterested shareholder approval (see below), the issue of options under the 2002 Plan could result in
(i)	the number of shares reserved for issuance pursuant to stock options granted to insiders exceeding 10% of the outstanding issue but not exceeding 20% of the outstanding issue,

(ii)	the issuance to insiders, within a one-year period, of a number of shares exceeding 10% of the outstanding issue but not exceeding 20% of the outstanding issue, or

(iii)	the issuance to any one insider and such insider’s associates, within a one-year period, of a number of shares exceeding 5% of the outstanding issue but not exceeding 10% of the outstanding issue.

Disinterested Shareholder Approval

In accordance with the policies of the TSX, in order to permit the grant of options described in (g) above, the 2002 Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to shares owned by

(a)	insiders to whom shares may be issued pursuant to the 2002 Plan, and

(b)	associates of persons referred to in (s)(a).

“Disinterested shareholder approval” means the approval by a majority of the votes cast by all shareholders of Carbite at the shareholders’ meeting excluding votes attached to listed shares beneficially owned by “Insiders” of Carbite (generally officers and directors) to whom the DSA Options have been granted under the 2002 Plan and Associates of those Insiders.

If the 2002 Plan does not receive disinterested shareholder approval, but is nevertheless approved, the Company will not grant options in the circumstances described in (g) without getting prior TSX approval and disinterested shareholder approval in each case.

If options are granted by Carbite under the 2002 Plan which trigger the requirement for disinterested shareholder approval (“DSA Options”), the DSA Options will be presented to Shareholders of Carbite for approval at the Company’s annual general meeting to be held in 2003. No DSA Options can be exercised by the Optionee until disinterested shareholder approval has been obtained.

Recommendation

The Company is of the view that the 2002 Plan will assist the Company in attracting and maintaining the services of executives and other employees in competition with other businesses in the industry. A full copy of the 2002 Plan may be obtained directly from Carbite or Carbite’s extra provincial registered and records office in British Columbia at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia Canada V6E 4N9.

Directors shall also have the authority to amend the 2002 Plan to reduce, but not increase the benefits to its participants if in their discretion it is necessary or advisable in order to obtain any necessary regulatory approvals. If shareholders do not approve the 2002 Plan the Company will grant options on a case by case basis with each option made subject to specific regulatory approval.

The text of the resolution which Shareholders will be asked to consider is set forth below. The affirmative vote of a majority of the votes cast in respect thereof is required in order to pass such resolution. Additionally, the 2002 Plan is subject to the prior approval of the TSX Venture Exchange.

“NOW THEREFORE BE IT RESOLVED THAT:

1.	Subject to receipt of requisite regulatory approval including the approval of the TSX Venture Exchange, the 2002 Share Option Plan be and the same is hereby approved and confirmed.

2.	Any one director or officer of Carbite be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution.”

In order to approve the above-described resolution, a simple majority of the votes cast at the Meeting, exclusive of interested shareholders, must be received. Votes cast on their own behalf by Ballard F. Smith, John Pierandozzi, Chester Shira, David Nairne, William P. Wilson, Russell Lewis, Stanley Sopczyk, Andrew Robertson and Ron Baker will not be counted for the purpose of this resolution. Proxies voted in favour of Management will be voted in favour of this resolution unless the shareholder has specified in his proxy that his shares are to be voted against this resolution.

Approval to April 15, 2002 Grant of Stock Options

If Member approval is received on Carbite’s 2002 Plan, Shareholders of Carbite will be asked to approve, by ordinary resolution, the April 15, 2002 grants of options as referred to above, and the exercise price thereof. In order to approve the resolution, a simple majority of the votes cast at the Meeting, exclusive of interested shareholders, must be received. Votes cast on their own behalf by Russell Lewis, David Nairne John Pierandozzi, Andrew Robertson, Chester Shira, Ballard Smith, Stanley Sopczyk and William P. Wilson will not be counted for the purpose of this resolution. Proxies voted in favour of Management will be voted in favour of this resolution unless the shareholder has specified in his proxy that his shares are to be voted against this resolution.

DIRECTORS’ APPROVAL

The contents of this Management Proxy Circular and its distribution to shareholders have been approved by the Board of Directors of Carbite.

CERTIFICATE OF CARBITE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at San Diego, California, U.S.A., as of the 13th day of May, 2002.

BY ORDER OF THE BOARD OF DIRECTORS

“Ballard F. Smith”	“Chester Shira”

Ballard F. Smith	Chester Shira

Interested parties can contact Carbite’s Investor Relations Department at telephone: (858) 625-0065.

(the “Company”)

2002 EQUITY INCENTIVE PLAN

Adopted January 26, 2002

Approved By Shareholders                     , 2002

Termination Date: January 26, 2012

1.    PURPOSES

1.1  Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

1.2  Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

1.3  General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS

(a)  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and shall also have the meaning ascribed to it under the policies of the TSX Venture Exchange, as amended, or any other meaning pursuant to Applicable Securities Regulation.

(b)  “Applicable Securities Regulation” means the TSX Venture Exchange policies, the British Columbia Securities Act, The Yukon Securities Act and any other regulation, statute, ordinance or law having application over the affairs of the Company.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Code” means the Internal Revenue Code of 1986, as amended.

(e)  “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3.3.

(f)  “Common Stock” means the common stock of the Company.

(g)  “Company” means Carbite Golf, Inc., a corporation formed under the laws of the Yukon Territory, Canada.

(h)  “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(i)  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(j)  “Covered Employee” means the chief executive officer and the 4 other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code or pursuant to Applicable Securities Regulation.

(k)  “Director” means a member of the Board.

(l)  “Disability” means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person and (ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(m)  “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(n)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)  “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Vancouver Sun or such other source as the Board deems reliable.

(ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(p)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and subject to Applicable Securities Regulation.

(q)  “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

(r)  “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(s)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t)  “Officer” means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u)  “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(v)  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(w)  “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x)  “Outside Director” means a Director who either (a) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (b) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(y)  “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(z)  “Plan” means this Carbite Golf, Inc. 2002 Equity Incentive Plan.

(aa)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(bb)  “Securities Act” means the Securities Act of 1933, as amended.

(cc)  “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(dd)  “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee)  “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to §424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    ADMINISTRATION

Administration by Board

3.1  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3.3.

Powers of Board

3.2  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(b)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(c)  To amend the Plan or a Stock Award as provided in Section 12.

(d)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

Delegation to Committee

3.3  (a)  General.    The Board may delegate administration of the Plan to a Committee comprised of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(b)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Effect of Board’s Decision

3.4  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    SHARES SUBJECT TO THE PLAN

Share Reserve

4.1  Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 1,450,000 shares of Common Stock.

Reversion of Shares to the Share Reserve

4.2  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

Source of Shares

4.3  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Share Reserve Limitation

4.4  Prior to the Listing Date and to the extent then required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

5.    ELIGIBILITY.

Eligibility for Specific Stock Awards

5.1  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

Ten Percent Shareholders

5.2  (a)  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of 5 years from the date of grant.

(b)  Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) 110% of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

(c)  Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (i) 100% of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the restricted stock award.

Section 162(m) Limitation

5.3  Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than 200,000 shares of Common Stock during any calendar year. This subsection 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5.3 shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

Consultants

5.4  (a)  Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(b)  From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(c)  Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.    OPTION PROVISIONS.

6.1  Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Term

6.2  Subject to the provisions of subsection 5.2 regarding Ten Percent Shareholders, no Option granted prior to the Listing Date shall be exercisable after the expiration of 10 years from the date it was granted, and no Incentive Stock Option granted on or after the Listing Date shall be exercisable after the expiration of 10 years from the date it was granted.

Exercise Price of an Incentive Stock Option

6.3  Subject to the provisions of subsection 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

Exercise Price of a Nonstatutory Stock Option

6.4  Subject to the provisions of subsection 5.2 regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than 85% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than 85% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.5  Notwithstanding the provisions of paragraphs 6.3 and 6.4 above, in the event that the Company at any time proposes to reprice the Statutory Stock or Non-Statutory Stock Options, the Company will obtain disinterested shareholder approval as provided for under the policies of the TSX Venture Exchange to the repricing if such repricing relates to a Nonstatutory Stock Option or Statutory Stock Option held by an insider of the Company as defined under the Applicable Securities Legislation.

Consideration

6.6  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Securities Regulation, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

Transferability of an Incentive Stock Option

6.7  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Transferability of a Nonstatutory Stock Option

6.8  A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option for a period of up to one year from the date of death of the Optionholder.

Vesting Generally

6.9  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic instalments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6.8 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

Minimum Vesting Prior to the Listing Date

6.10  Notwithstanding the foregoing subsection 6.8, to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

(a)  Options granted prior to the Listing Date to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least 20% per year over 5 years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

(b)  Options granted prior to the Listing Date to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

Termination of Continuous Service

6.11  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date 3 months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than 30 days for Options granted prior to the Listing Date unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

Extension of Termination Date

6.12  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6.2 or (ii) the expiration of a period of 3 months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

Disability of Optionholder

6.13  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than 6 months for Options granted prior to the Listing Date) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

Death of Optionholder

6.14  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6.7 or 6.8, but only within the period ending on the earlier of (1) the date 12 months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than 6 months for Options granted prior to the Listing Date) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

Early Exercise

6.15  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in subsection 10.8, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favour of the Company or to any other restriction the Board determines to be appropriate.

Right of Repurchase

6.16  Subject to the “Repurchase Limitation” in subsection 10.8, the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

Right of First Refusal

6.17  The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

Stock Bonus Awards

7.1  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)  Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(b)  Vesting.    Subject to the “Repurchase Limitation” in subsection 10.8, shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favour of the Company in accordance with a vesting schedule to be determined by the Board.

(c)  Termination of Participant’s Continuous Service.    Subject to the “Repurchase Limitation” in subsection 10.8, in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(d)  Transferability.    For a stock bonus award made before the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

Restricted Stock Awards

7.2  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)  Purchase Price.    Subject to the provisions of subsection 5.2 regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than the lesser of the discounted market price as such term is defined pursuant to the policies of the TSX Venture Exchange, and 85% of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than 85% of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(b)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(c)  Vesting.    Subject to the “Repurchase Limitation” in subsection 10.8, shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favour of the Company in accordance with a vesting schedule to be determined by the Board.

(d)  Termination of Participant’s Continuous Service.    Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(e)  Transferability.    For a restricted stock award made before the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.    COVENANTS OF THE COMPANY.

Availability of Shares

8.1  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

Securities Law Compliance

8.2  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

9.1  Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.    MISCELLANEOUS.

Acceleration of Exercisability and Vesting

10.1  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

Shareholder Rights

10.2  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

No Employment or other Service Rights

10.3  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

Incentive Stock Option $100,000 Limitation

10.4  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

Investment Assurances

10.5  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with Applicable Securities Regulation, including, but not limited to, legends restricting the transfer of the Common Stock.

Withholding Obligations

10.6  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the

Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

Information Obligation

10.7  Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10.7 shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

Repurchase Limitation

10.8  The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(a)  Fair Market Value.    If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within 90 days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within 90 days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares of Common Stock become publicly traded.

(b)  Original Purchase Price.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least 20% of the shares of Common Stock per year over 5 years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within 90 days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within 90 days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

Cancellation and Re-Grant of Options

10.9  (a)  Authority to Reprice.    The Board shall have the authority to effect, at any time and from time to time, (1) the repricing of any outstanding Options under the Plan and/or (2) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock. The exercise price per share of Common Stock shall be not less than that specified under the Plan for newly granted Stock Awards. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

(b)  Effect of Repricing under Section 162(m) of the Code.    Shares of Common Stock subject to an Option which is amended or cancelled in order to set a lower exercise price per share of Common Stock shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5.3. The repricing of an Option under this subsection 10.9 resulting in a reduction of the exercise price shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5.3. The provisions of this subsection 10.9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11.    ADJUSTMENTS UPON CHANGES IN STOCK

Capitalization Adjustments

11.1  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4.1 and the maximum number of securities subject to award to any person pursuant to subsection 5.3, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

Dissolution or Liquidation

11.2  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

Asset Sale, Merger, Consolidation or Reverse Merger

11.3  In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

12.    AMENDMENT OF THE PLAN AND STOCK AWARDS

Amendment of Plan

12.1  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

Shareholder Approval

12.2  The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

Contemplated Amendments

12.3  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

No Impairment of Rights

12.4  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Amendment of Stock Awards

12.5  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

Plan Term

13.1  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

No Impairment of Rights

13.2  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.    EFFECTIVE DATE OF PLAN

14.1  The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

15.    CHOICE OF LAW

15.1  The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

PROXY

Type of Meeting:	ANNUAL GENERAL AND SPECIAL MEETING
Name of Company:	CARBITE GOLF INC. (THE “COMPANY”)
Meeting Date:	THURSDAY, JUNE 20, 2002
Meeting Time:	1 O’CLOCK P.M. (LOCAL TIME)
Meeting Location:	9985 Huennekens Street, San Diego, California, U.S.A.

The undersigned Member of the Company hereby appoints Stanley Sopczyk, Chief Executive Officer of the Company, or failing this person, Chester Shira, a Director of the Company, or in the place of the foregoing,                                     , (Please Print the Name) as proxyholder for and on behalf of the member with the power of substitution to attend, act and vote for and on behalf of the member in respect of all matters that may properly come before the meeting of the members of the Corporation and at every adjournment thereof, to the same extent and with the same powers as if the undersigned member were present at the said meeting, or any adjournment thereof.
Resolutions (for full detail of each item, please see the enclosed notice of meeting and information circular)

1. To vote on the appointment of KPMG LLP, Chartered Accountants as Auditors of the Corporation until the next Annual General Meeting.
5.   To ratify, confirm and approve by ordinary resolution of disinterested shareholders the adoption of the Company’s Incentive Stock Option Plan (the “2002 Plan”), as more particularly described in the accompanying Management Proxy Circular.

	☐ For	☐ Withhold	☐ For	☐ Against

2. To authorize the Directors to fix the Auditors’ remuneration.	☐ For	☐ Against
6.   Upon approval of Resolution No. 5 on this proxy form, to ratify, confirm and approve by ordinary resolution of disinterested shareholders, the grant of stock options and the exercise price thereof, to certain directors, officers and employees of the Company as granted on April 15, 2002, and as more fully described under the heading “Particulars of Other Matters to be Acted Upon” in the accompanying Management Proxy Circular.

3. To determine the number of directors at seven (7).	☐ For	☐ Against	☐ For	☐ Against

4. To elect the following directors:			The undersigned member hereby revokes any proxy previously given to attend and vote at said meeting.

	For	Withhold	Please sign here: Date: , 2002.
Ballard F. Smith Chester Shira David Nairne William P. Wilson Russell Lewis Stanley R. Sopczyk Ronald Baker	☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐
This proxy form is not valid unless it is signed and dated. If someone other than the member of the Company signs this proxy form on behalf of the named member of the Company, documentation acceptable to the Chairman of the meeting must be deposited with this proxy form, authorizing the signing person to do such.
To be presented at the meeting, this proxy form must be received at the office of the Company’s Registrar and Transfer Agent, Pacific Corporate Trust Company by mail or by fax no later than forty eight (“48”) hours prior to the time of the meeting (excluding Saturdays, Sundays and holidays). The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia Canada V6C 3B8 or facsimile number (604) 689-8144.